EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Eagle Financial Services, Inc. (the “Company”) for the period ending December 31, 2025 to be filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Code Section 1350, as adopted pursuant to Code Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 16, 2026	By:	/s/ BRANDON C. LOREY
Brandon C. Lorey
President and Chief Executive Officer

/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Executive Vice President and Chief Financial Officer